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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 APRIL 28, 2006

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                 COLORADO                                84-1573852
             (State or other                           (IRS Employer
       jurisdiction of incorporation)              Identification Number)

                                    333-74846
                            (Commission File Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 28, 2006, Raptor Networks Technology, Inc. (the "Company") entered into a senior Loan and Security Agreement (the "Agreement") with Bridge Bank National Association and Agility Capital, LLC (each a "Lender," and collectively, the "Lenders"). Bridge Bank National Association also acts as collateral agent and administrative agent under the Agreement (the "Agent"). The Agreement was amended by a First Amendment to Loan and Security Agreement which was also entered into on April 28, 2006 (the "Amendment") that, among other things, added the Company's wholly-owned subsidiary, Raptor Networks Technology, Inc., a California corporation (the "Subsidiary"), as an additional borrower.
In conjunction with the Agreement, as amended, the Company executed a Revolving Promissory Note in favor of each Lender in a principal amount equal to the aggregate amount of credit extended by such Lender under the Agreement (collectively, the "Notes"). The Agreement, the Amendment, and the Notes all bear a reference date of April 27, 2006 and are collectively referred to herein as the "Loan Documents." All amounts advanced by the Lenders to the Company or its Subsidiary under the Loan Documents are secured by a first priority security interest in collateral consisting of substantially all of the Company's and its Subsidiary's assets, including its accounts receivable, inventory, equipment, intellectual property, contract rights, cash and deposits.

     Pursuant to the terms of the Loan Documents, the Company may borrow up to the following amounts:

          o initially, an amount equal to the aggregate of 80% of the Company's eligible accounts receivable plus 35% of the value of the Company's eligible inventory, which aggregate amount shall not exceed $350,000;

          o an additional $250,000 upon the occurrence of all of the following events: (i) the Company's Registration Statement on Form SB-2 (originally filed with the Securities and Exchange Commission (the "SEC") on January 20, 2006) being declared effective by the SEC, or at least six months having past since the November 22, 2005 final closing of the Company's private placement of units consisting of common stock and warrants,
               (ii) the approval by the Company's stockholders of an increase in the Company's authorized common stock (which increase will be presented to the stockholders for approval at the Company's next annual meeting of stockholders scheduled to be held on May 31,
               2006), and (iii) the Company entering into a strategic alliance arrangement with Nortel Government Solutions (which was subsequently entered into on May 1, 2006); and

          o an additional $500,000 upon the Company entering into an agreement with a lead investor in conjunction with a future equity raise by the Company of at least $5,000,000.


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     The loan is structured as a non-amortizing revolving loan. The outstanding daily balance of the loan bears interest at a floating rate per annum equal to the greater of (i) prime rate (as reported by The Wall Street Journal) plus 4% or (ii) 11.75%. The Company shall pay interest on the outstanding loan balance on the first day of each calendar month for so long as any loan balance is outstanding. The entire outstanding loan balance and all outstanding interest thereon shall be due and payable in full on the earlier of (i) July 31, 2006 or
(ii) upon the Company raising at least $5,000,000 through the sale or issuance of equity securities. The Company may at any time prepay the outstanding loan balance, in whole or in part, without penalty.

     The Company shall establish a lockbox account controlled by the Agent, shall cause all amounts owing to the Company to be paid into such lockbox and, during an Event of Default (as defined below), the Agent shall be entitled to direct any amounts paid into the lockbox toward outstanding loan amounts.

     The Company is obligated to compensate the Agent for services performed in connection with the loan as follows:

          o    a closing fee equal to $27,500, which was paid on May 2, 2006;

          o a success fee to the Agent, on behalf of the Lenders, payable upon the earliest to occur of (i) July 31, 2006, (ii) the date on which all amounts under the Loan Documents otherwise become due and payable, and (iii) the date that all amounts under the Loan Documents are paid in full. The success fee shall, at the option of the Lenders, consist of (i) $165,000 in cash or (ii) a warrant to purchase $165,000 of the Company's common stock, on terms reasonably acceptable to the Lenders. The warrant, if opted for by the Lenders, shall have an exercise price equal to the price at which the Company first sells or issues its capital stock after April 28, 2006, shall expire seven years from the date of issuance, and shall contain net exercise, standard anti-dilution and piggyback registration rights provisions; and

          o all of the Agent's expenses, including reasonable attorneys' fees and expenses, related to and incurred prior to the execution of the Loan Documents (an estimate of such expenses in the amount of $10,000 was prepaid by the Company on April 17, 2006); and

          o all of the Agent's expenses, including reasonable attorneys' fees and expenses, related to and incurred during the term of the Loan Documents, payable as and when they become due.

     The Agreement contains customary representations, warranties and covenants (affirmative and negative) including, among other things:

          o a prohibition on the Company's or its Subsidiary's transfer or disposition of its business or property other than in the ordinary course of business or the transfer of worn-out, obsolete equipment;

          o a prohibition on any transaction that results in any person or group controlling a sufficient number of shares of the Company's or its Subsidiary's capital stock to elect a majority of the Company's or Subsidiary's Board of Directors, where such person or group did not have such power prior to the transaction;


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          o    a prohibition on the Company's or its Subsidiary's merger or consolidation with or into another business organization or its acquisition of substantially all of the capital stock or property of another entity; and

          o a prohibition on the Company's or its Subsidiary's payment of any dividends or making of any distribution on account of any of its capital stock.

     In addition to other rights and remedies of the Agent and the Lenders set forth in the Loan Documents, all amounts owing by the Company or its Subsidiary under the Loan Documents may be accelerated and become immediately due and payable, and Agent may dispose of the collateral, upon the occurrence of any one or more of the following "Events of Default":

          o if the Company or its Subsidiary fails to pay, when due, any obligations under the Loan Documents;

          o if the Company or its Subsidiary fails to perform any of the affirmative covenants or violates any of the negative covenants set forth in the Loan Documents;

          o if the Company or its Subsidiary breaches or violates any material term of any agreement between the Company or its Subsidiary and the Agent, which breach or violation is not cured within 15 days of the date the Company or its Subsidiary becomes aware of the breach or violation;

          o the occurrence of any circumstance that has, or could reasonably be expected to have, a material adverse effect on (i) the business of the Company or its Subsidiary, (ii) the ability of the Company or its Subsidiary to pay any obligations under the Loan Documents, or (iii) the value or priority of the Agent's security interest in the collateral;

          o if any material portion of the Company's or its Subsidiary's assets are attached, seized or levied upon, or comes into possession of a trustee or receiver, which is not removed or discharged within 10 days;

          o if the Company or its Subsidiary is enjoined or restrained by court order from conducting a material part of its business;

          o if a notice of lien, levy or assessment if filed with respect to the Company's or its Subsidiary's assets by any federal, state or local governmental agency and is not paid within 10 days of the Company's or Subsidiary's notice thereof;

          o if the Company or its Subsidiary becomes insolvent or commences a voluntary proceeding under any bankruptcy or insolvency law;

          o if a proceeding under any bankruptcy or insolvency law is commenced against the Company or its Subsidiary which is not dismissed or stayed within 60 days;


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          o    if there is a default in any agreement to which the Company or its Subsidiary are party with any third party resulting in the right of such third party to accelerate the maturity of any indebtedness in an amount in excess of $100,000 or that is reasonably likely to have a material adverse effect on the Company or its Subsidiary;

          o if a judgment or judgments in the individual or aggregate amount of $100,000 is rendered against the Company or its Subsidiary and is unsatisfied for the shorter of (i) 30 days or (ii) 5 days prior to the date of any proposed sale by or on behalf of the judgment creditor; or

          o if there is any material misrepresentation or material misstatement in any warranty or representation by the Company or its Subsidiary in the Loan Documents or any certificate delivered to the Agent pursuant to the Loan Documents.

     During an Event of Default, all amounts owing under the Loan Documents shall bear interest at a rate of 18% per annum.

     The Agreement, the Amendment and the Notes are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including without limitation the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company's reports under the Securities Exchange Act of 1934, as amended.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     As described in Item 1.01 of this Current Report on Form 8-K, on April 28, 2006, the Company entered into a Loan and Security Agreement, a First Amendment to Loan and Security Agreement, and Revolving Promissory Notes, all of which have a reference date of April 27, 2006. The disclosures regarding the loan arrangement, agreements and documents described in Item 1.01 are incorporated in their entirety by this reference into this Item 2.03.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.                    Not Applicable

     (b) Pro Forma Financial Information.         Not Applicable

     (c) Exhibits

         Exhibit Number       Description
         --------------       -----------

         10.1 Loan and Security Agreement by and among Raptor Networks Technology, Inc., a Colorado corporation, Bridge Bank National Association and Agility Capital, LLC.

         10.2 First Amendment to Loan and Security Agreement by and among Raptor Networks Technology, Inc., a Colorado corporation, Raptor Networks Technology, Inc., a California corporation, Bridge Bank National Association and Agility Capital, LLC.

         10.3 Revolving Promissory Note in favor of Bridge Bank National Association.

         10.4                 Revolving Promissory Note in favor of Agility
                              Capital, LLC.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 4, 2006                       RAPTOR NETWORKS TECHNOLOGY, INC.



                                        By:/s/ Bob van Leyen
                                        ----------------------------------------
                                           Bob van Leyen
                                           Chief Financial Officer and Secretary


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